UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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N-VIRO INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 28, 2013

To all Our Stockholders:

The Board of Directors cordially invites you to attend our Annual Meeting of Stockholders.  The meeting will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on August 7, 2013.  The meeting will begin at 10:00 a.m. (local time), and registration will begin at 9:30 a.m.  Refreshments will be served before the meeting.

In addition to the matters described in the Proxy Statement, we will report on our business and progress during 2012 and the first quarter of 2013.  Our performance for the year ended December 31, 2012 is discussed in the 2012 Annual Report to Stockholders.

We hope you will be able to attend the meeting and look forward to seeing you there.

Sincerely,

/s/   Timothy R. Kasmoch

Timothy R. Kasmoch

President and Chief Executive Officer

2254 Centennial Road

Toledo, Ohio 43617

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Wednesday August 7, 2013

10:00 a.m. Eastern Time

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on August 7, 2013.  The Annual Meeting will begin at 10:00 a.m. (local time), for the following purposes:

1.

To elect three Class I Directors for a term of two years, until their successors are elected and qualified or until their earlier resignation, removal from office or death.

2.

To conduct an advisory non-binding vote to approve the compensation of the named executive officers.

3.

To conduct an advisory non-binding vote on the frequency of stockholder votes on executive compensation.

4.

To ratify the appointment of UHY LLP to serve as our independent auditors for our year ended December 31, 2013.

5.

To transact such other business as may properly come before the meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting.  Stockholders of record as of the close of business on June 10, 2013 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  James K. McHugh

James K. McHugh

Chief Financial Officer, Secretary and Treasurer

Toledo, Ohio

June 28, 2013

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING TO ASSURE THE PRESENCE OF A QUORUM.  THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.  YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WEBSITE INDICATED ON YOUR PROXY CARD.

N-VIRO INTERNATIONAL CORPORATION

2254 CENTENNIAL ROAD

TOLEDO, OHIO 43617

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 7, 2013

Solicitation of Proxies and Date, Time and Place of Annual Meeting

This Proxy Statement is first being sent to the stockholders of N-Viro International Corporation (the "Company") on or about June 28, 2013, in connection with the solicitation of proxies by our Board of Directors to be voted at our Annual Meeting of Stockholders (the "Annual Meeting"), which is scheduled to be held on Wednesday, August 7, 2013 at 10:00 a.m. (local time) as set forth in the attached notice.  A proxy card is enclosed.

Record Date

The record date for our Annual Meeting is the close of business on June 10, 2013.  Only holders of record of our Common Stock on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting.  On the record date, there were 6,920,731 shares of Common Stock outstanding.

What vote is required to approve each matter?

Proposal One — Election of Directors — Directors will be elected by a majority of the votes cast, meaning that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.

Proposals Two and Three — Advisory Vote and Stockholder Voting Frequency on Executive Compensation -— The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting is needed to ratify the approval of the advisory vote on executive compensation and the approval of the advisory vote on the frequency for voting on executive compensation.

Proposal Four — Ratification of the Selection of UHY LLP — The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting is needed to ratify the selection of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

How do I vote?

A share of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy.  Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting.  When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting.  If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification.  If no specification is made, the proxy will be voted FOR approval of all four proposals as recommended by the Board of Directors.

You may also vote your shares via the telephone by accessing the toll-free number indicated on your proxy card or,

via the internet by accessing the website indicated on your proxy card.

If you hold shares through a bank, broker or other nominee, such entity will give you separate instructions on voting your shares.

How do I revoke my proxy?

Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with our Secretary a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.  The revocation of a proxy will not be effective until notice thereof has been received by our Secretary at the address of the Company set forth above.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business by such holders at the Annual Meeting.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present.  Shares held by nominees for beneficial owners also will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”).

What are my voting rights?

Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting.  Stockholders are not entitled to cumulative voting in the election of directors, nor for any other matter presented to stockholders for a vote.  All of the proposals will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting.

What effect will abstentions and broker non-votes have on the proposals?

Shares not present at the meeting and shares voting “abstain” have no effect on the election of directors.  For the other proposals, abstentions have the same effect as negative votes.  Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) will have no effect on the other proposals.

Cost of Solicitation

We will bear the cost of solicitation of proxies.  In addition to solicitation by mail, directors and officers may solicit proxies by telephone, facsimile or personal interview.  We will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation.  We will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith.

Executive Office

Our executive office is located at 2254 Centennial Road, Toledo, Ohio 43617, and our telephone number is (419) 535-6374.

Form 10-K available

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES MCHUGH, OUR CORPORATE SECRETARY, AT THE ABOVE ADDRESS.  The Annual Report is also available on our website at www.nviro.com under “Financial Reporting” and then “2012”.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board of Directors, pursuant to our Fourth Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws, has set the number of directors to serve for the next year at six, three of whom are to be elected at the Annual Meeting to serve as Class I Directors.  Our By-Laws provide for a classified Board consisting of two classes of equal or approximately equal number based on the total number of directors fixed and determined by a vote of a majority of our entire Board serving at the time of such vote.  The number of directors is currently set at six.  The directors are elected for a two-year term or until the election of their respective successors or until their resignation, removal from office or death.

The Board is currently composed of six directors – three Class I Directors:  Mark D. Hagans, Carl Richard and Joseph H. Scheib; and three Class II Directors: James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2013 and 2014, respectively).

Each of our current Class I Directors - Mark D. Hagans, Carl Richard and Joseph H. Scheib - is presently standing for re-election to the Board.  If elected, the nominees each will serve for a term of two-years and until their respective successors are elected or until their earlier resignation, removal from office or death.

Each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Class I Director.  If any nominee declines or is unable to accept such nomination to serve as a Class I Director, events which the Board does not now expect, the Board may designate a substitute nominee, in which event the proxies reserve the right to vote for such substitute nominee.  The proxy solicited hereby will not be voted to elect more than three Class I Directors.

Under our By-Laws, a nominee for a Class I Director must be elected by a majority of the votes cast, meaning that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.  Under Delaware law, if an incumbent nominee for director in an uncontested election does not receive the requisite votes for reelection, the director remains in office as a “holdover” director until a successor is elected and qualified.

However, our Board has adopted a policy under which the Board will nominate for election or re-election as a director only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by the Board.  In addition, the Board will fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to the Board.  Each of Messrs. Hagans, Richard and Scheib has submitted such a resignation to the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. HAGANS, RICHARD AND SCHEIB BE ELECTED AT THE ANNUAL MEETING AS CLASS I DIRECTORS.  The Board intends to vote proxies received from stockholders for the election of the three Class I Directors named above.

Certain information about all of the directors and nominees for director is furnished below.

DIRECTORS OF THE COMPANY

The Board is currently composed of three Class I Directors:  Mark D. Hagans, Carl Richard and Joseph H. Scheib; and three Class II Directors:  James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2013 and 2014, respectively).  At each annual meeting of stockholders, directors will be elected for a full term of two years to succeed those directors whose terms are expiring.

The following table sets forth the names and ages of our directors.

Name	Age	Position
Mark D. Hagans	46	Class I Director*
James H. Hartung	70	Class II Director, Chairman of the Board
Timothy R. Kasmoch	51	Class II Director, President and Chief Executive Officer
Thomas L. Kovacik	65	Class II Director
Carl Richard	86	Class I Director*
Joseph H. Scheib	56	Class I Director*

* Directors currently nominated for re-election.

Mark D. Hagans is an attorney and partner with the law firm of Plassman, Rupp, Hagans & Newton, of Archbold, Ohio, and his practice focuses on corporation, taxation and banking law.  Mr. Hagans serves on numerous Boards of directors, including the Fulton County Health Center, where he is presently the Treasurer and chair of the Finance Committee.  Mr. Hagans earned his law degree from the University of Toledo.  Mr. Hagans has served as our director since December 2006 and is a member of the Board's Audit, Finance and Technology Committees.  Mr. Hagans’ experience as a lawyer and businessman enables him to bring valuable resources to the Board.

James H. Hartung is the former President and Chief Executive Officer of the Toledo-Lucas County (Ohio) Port Authority, a position he held from 1994 until 2008.  Mr. Hartung has served as our Director since January 2006 and is a member of the Board's Compensation and Nominating Committees.  Mr. Hartung presently also serves as the Chairman of the Board/Executive Vice-President at Seasnake World Wide Marketing LLC, a marketing concern commercializing the Seasnake shipping system for the marine transportation of liquid, dry bulk, break-bulk and inter-modal container cargo; and is actively engaged in maritime/economic development consulting in domestic and international markets for Port Development Solutions, LLC, where he serves as Managing Director/Partner.  Mr. Hartung’s qualifications to serve as a director and our Chairman of the Board consist of several years experience as a businessman, as an organizational leader and community organizer, and in dealings with local government and related agencies that enable him to bring valuable insights to the Board.

Timothy R. Kasmoch has been our President and Chief Executive Officer since February 2006 and a director since January 2006.  Previously, Mr. Kasmoch held various positions including Vice President of a privately held soil management company, that provided trucking and equipment services to us in the past, where he led the composting division to extract the highest value possible from organic feedstock into marketable products for the lawn and garden industry and helped them achieve record expansion in the 1990’s.  Mr. Kasmoch pursued the acquisition of an international soil mining company and as their President, focused on creating value through continuous improvements that balanced financial measures with quality and customer service.  Mr. Kasmoch is a member of the Board’s Finance and Technology Committees.  His qualifications to serve as our director consist of being active in the area of soil management and conservation for over twenty years and bringing extensive experience in environmental management, operations and strategic planning.  He is the only “insider” on the Board and strongly encourages open communication with all Company stakeholders.

Thomas L. Kovacik is the Executive Director of Transportation Advocacy Group of Northwest Ohio (“TAGNO”), a strategic planning organization working with local and Ohio transportation and economic development officials, and the President of Kovacik Consulting, a business consulting company.  Mr. Kovacik was previously employed by us from 1992 to 1995 as President of Great Lakes N-Viro, at the time one of our divisions.  Mr. Kovacik has also held various positions with local government, including Chief Operating Officer and Safety Director for the City of Toledo, utilities and environmental companies, and earned a masters degree from Bowling Green State University in Geochemistry.  Mr. Kovacik has served as our Director since December 2006, and is a member of the Board’s Compensation and

Technology Committees.  Mr. Kovacik’s qualifications to serve as a director of the Company consist of his experience in the environmental, government and utilities industries, and his prior position with us as a divisional president.  His strength in strategic planning and transactional experience offers a unique perspective to the Board.

Carl Richard is the former Executive Vice-President of P.R. Transportation, a trucking company that was located in Toledo, Ohio, and was a consultant to us from January 2006 to April 2007.  Mr. Richard served as Vice-President of C.A. Transportation from 1988 through 2000 and as Vice-President of R.O.S.S. Investments, a real estate holding company, from 1980 through 2000.  Mr. Richard has served as our director since December 2004 and is a member of the Board’s Nominating Committee.  Mr. Richard’s qualifications to serve as a director of the Company consist of his extensive experience in the transportation and trucking industry.

Joseph H. Scheib has been the Controller for Verity Financial Group, Inc., a holding company for Verity Asset Management, Inc. and Verity Investments, Inc., a Registered Investment Advisor and a Registered Broker-Dealer, respectively, since June 2011.  Mr. Scheib was the Chief Financial Officer of Broad Street Software Group, a comprehensive software technology company located in Edenton, North Carolina, a position he held from 2003 until 2010.  From May 2000 until February 2003, Mr. Scheib was the Financial Operation Principal/Compliance Officer of Triangle Securities, LLC of Raleigh, North Carolina, an asset management, brokerage and investment banking firm.  Mr. Scheib is a graduate of East Carolina University with a degree in accounting.  Mr. Scheib has served as our Director since December 2004, and is a member of the Board’s Audit, Finance and Nominating Committees.  Mr. Scheib’s qualifications to serve as a director of the Company consist of his strong financial and asset management experience and serving the Company in a financial oversight role as the Chair of the Audit Committee.  Given his extensive knowledge and experience in finance, Mr. Scheib has been determined to be an audit committee financial expert by the Board.

Key Relationships

None.

CORPORATE GOVERNANCE AND BOARD MATTERS

Our Board of Directors

Our business, property and affairs are managed under the direction of our Board.  We have determined that the Company’s interests are best served by having a Chairman of the Board who is independent of the management of the Company because it is our view this inherently strengthens board independence in dealing with issues that closely involve management.  Our Chief Executive Officer has responsibility for setting our strategic direction and the day-to-day leadership and performance, while the Chairman of the Board has a greater focus on long-range Company goals and plans and governance of our Board of Directors.  This balance between the two positions enables Mr. Kasmoch to focus on the operational and strategic challenges we presently face, with Mr. Hartung providing board leadership on matters of governance and management oversight.

Our Board, as a whole, has the responsibility for risk oversight of management.  The role of our Board of Directors is to oversee the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer in the operation of the Company, including management's establishment and implementation of appropriate practices and policies with respect to areas of potentially significant risk to us.  Our Board considers risks to the Company as part of the strategic planning process and thorough review of compliance issues in committees of our Board, as appropriate.  While the Board has the ultimate oversight responsibility for such risk management process, various committees of the Board are structured to oversee specific risks in the areas covered by their respective assignments such as audits or compensation.  In addition, our Board may retain, on such terms as determined by the Board and in its sole discretion, independent legal, financial and other consultants and advisors to advise and assist the Board in fulfilling its oversight responsibilities.  Currently, there are no such consultants in any category assisting or advising the Company.

Management is responsible for N-Viro’s day-to-day risk management, and the entire Board’s role is to engage in informed oversight.  Our Chief Executive Officer is a member of the Board of Directors, and our Chief Financial Officer and Executive Vice President/General Counsel regularly attend Board meetings, which helps facilitate discussions regarding risk between the Board and our senior management, as well as the exchange of risk-related information or concerns between the Board and the senior management.  The Board believes Mr. Kasmoch’s service as Chief Executive Officer and on the Board is appropriate because it bridges a critical gap between our management and the Board, enabling the Board to benefit from management’s perspective on our business while the Board performs its oversight function.

The Company’s philosophy about diversity among its Board members is discussed below under “Nominating Committee.”

Meetings of the Board of Directors

Our Board held six meetings during 2012, consisting of two regular meeting and four special meetings.  Each director attended 100% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he served, except Mr. Scheib who did not attend one of the regular Board meetings.  It is the policy of the Company that members of the Board attend the annual stockholder meeting.  Failure to attend the annual stockholder meeting without good reason is a factor the Nominating Committee and Board will consider in determining whether or not to renominate a current Board member.  All members of the Board serving at the time attended the 2012 Annual Meeting, except Mr. Scheib.

Stockholder Communications with the Board

We encourage stockholder communications with directors.  Stockholders may communicate with a particular director, all directors or the Chairman of the Board by mail or courier addressed to him or the entire Board in care of James K. McHugh, Corporate Secretary, N-Viro International Corporation, 2254 Centennial Road, Toledo, OH  43617.  All correspondence should be in a sealed envelope marked “Confidential” and will be forwarded unopened to the director as appropriate.

Board Independence

Although we are not subject to the listing requirements of any stock exchange, we are committed to a board in which a majority of our members consist of independent directors, as defined under the NASDAQ rules.  The Board has reviewed the independence of its members, applying the NASDAQ standards and considering other commercial, legal, accounting and familial relationships between the directors and us.  The Board has determined that all of the directors and director nominees are independent other than Mr. Kasmoch, who is not an independent director by virtue of his current position as our President and Chief Executive Officer.

Code of Ethics

We have adopted a Code of Ethics which covers the Chief Executive Officer and Chief Financial Officer, which is administered and monitored by the Audit Committee of the Board.  A copy of the Code of Ethics was attached as Exhibit 14.1 to the Annual Report on Form 10-K for the year ended December 31, 2012, and is posted on our web site at www.nviro.com under “Corporate Governance”

Committees of the Board of Directors

The Board has the following standing committees:  the Audit Committee, the Compensation Committee, the Finance Committee, the Nominating Committee and the Technology Committee.  The composition and function of each Committee is set forth below:

Director	Audit	Compensation	Nominating	Finance	Technology
Mark D. Hagans	X			X*	X
James H. Hartung		X	X
Timothy R. Kasmoch				X	X*
Thomas L. Kovacik		X*			X
Carl Richard			X
Joseph H. Scheib	X*		X*	X

*  Committee Chair

Audit Committee

Our Audit Committee consisted of Messrs. Scheib and Hagans.  In accordance with our Audit Committee Charter, each of the Audit Committee members must be “independent” as determined under the NASDAQ rules.  The Audit Committee currently is not subject to, and does not follow, the independence criteria set forth in Section 10A of the Securities Exchange Act 1934, as amended.  The Board has determined that each of the directors who serve on the Audit Committee are “independent” under the NASDAQ rules, meaning that none of them has a relationship with us that may interfere with their independence from us and our management.  Further, the Board has determined that Mr. Scheib qualifies as a “financial expert” as defined by the Securities and Exchange Commission (the "SEC").

The Audit Committee recommends the appointment of the outside auditor, oversees our accounting and internal audit functions and reviews and approves the terms of transactions between us and related party entities.  During 2012, the Audit Committee met two times.  The Audit Committee has retained UHY LLP to conduct the audit for the year ended December 31, 2013.  The Audit committee is governed by a written charter, a copy of which was attached to the Proxy Statement for our annual meeting held on June 8, 2007.

Compensation Committee

The Compensation Committee determines officers’ salaries and bonuses and administers the grant of stock options pursuant to our stock option plans.  The Compensation Committee does not have a written charter.  The Compensation Committee consisted of Messrs. Kovacik and Hartung.  The Compensation Committee met two times during 2012.

The Board has determined that all of the members of the committee are “independent” as determined under the NASDAQ standards.

Finance Committee

The Finance Committee, consisting of Messrs. Hagans, Kasmoch and Scheib, assists in monitoring our cash flow requirements and approves any internal or external financing or leasing arrangements.  The Finance Committee does not have a written charter.  The Finance Committee met one time during 2012.

Nominating Committee

The Nominating Committee, consisting of Messrs. Scheib, Richard and Hartung, considers and recommends to the Board qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors.  The Nominating Committee does not have a written charter.  The Nominating Committee met one time during 2012.

The Board has determined that all of the members of the committee are “independent” as determined under the NASDAQ standards.

The Nominating Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director.  The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate’s qualifications.  Recommended candidates must be of the highest character and integrity, free of any conflicts of interest and possess the ability to work collaboratively with others, and have the time to devote to Board activities.  All candidates will be reviewed in the same manner, regardless of the source of the recommendation.  Presently, the Nominating Committee does not consider diversity as a characteristic in its selection of candidates except to the extent that the Nominating Committee seeks to expand the range of categories of experience and relationships in different aspects of the waste management process the Company requires for the different foci of its business and potential contacts with sources of business opportunity for the Company.

The Nominating Committee will consider all stockholder recommendations of proposed director nominees, if such recommendations are timely received under applicable SEC regulations and include all of the information required to be included as set forth in the By-Laws.  To be considered “timely received,” recommendations must be received in writing at our principal executive offices, at N-Viro International Corporation, 2254 Centennial Road, Toledo, OH  43617, Attention: Chairman, Nominating Committee, c/o James K. McHugh, Corporate Secretary, no later than February 20, 2014.

All candidates recommended by stockholders should be independent and possess substantial and significant experience which would be of value to us in the performance of the duties of a director.  In addition, any stockholder director nominee recommendation must include, at a minimum, the following information:  the stockholder’s name; address; the number and class of shares owned; the candidate’s biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder’s opinion as to whether the stockholder recommended candidate meets the definitions of “independent” under the NASDAQ standards.  In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws.  The stockholder must include the candidate’s statement that he/she meets these requirements; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; consents to serve on the Board if elected; and a statement whether such candidate, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election.

Compensation of Directors

Our Board of Directors has approved the payment of cash compensation to non-employee directors in exchange for their service on the Board.  The amount of cash compensation to be received by each non-employee director is $1,000 per regular meeting attended during each calendar year, and $500 per special meeting attended.  Our Board of Directors generally has two meetings per calendar year.  The Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.  During 2012, the Board voluntarily waived the cash compensation for the regular and the special meetings, but received unregistered common stock in lieu of cash for attendance at the regular meetings.

Under our current stock option plan, the N-Viro International Corporation 2010 Stock Option Plan (“2010 Plan”), each non-employee Director automatically receives a grant of options to purchase 5,000 shares of Common Stock for each regular meeting attended, and an option to purchase 2,500 shares of Common Stock for each special meeting attended, subject to a maximum of 30,000 options in any calendar year.  During 2012, the Board voluntarily waived the grant of options for all of the special meetings.

Directors who are our employees do not receive any additional compensation for serving as Directors.  Directors who are our consultants do not receive any additional cash compensation for serving as Directors, but do receive stock options per the provisions of the 2010 Plan.

See “Certain Relationships and Related Transactions” for additional compensation to directors.

DIRECTOR COMPENSATION

	Fees	Fees		Non-Equity	Non-Qualified	Non-Qualified
	Earned or	Earned or		Incentive	Incentive	Deferred	All
	Paid in	Paid in	Option	Plan	Plan	Compensation	Other
Name	Cash	Stock (1)	Awards	Compensation	Compensation	Earnings	Compensation	Total
Joseph Scheib	-	1,000	5,990	-	-	-	-	6,990
Carl Richard	-	2,000	10,288	-	-	-	-	12,288
James Hartung	-	2,000	10,288	-	-	-	-	12,288
Mark Hagans	-	2,000	10,288	-	-	-	-	12,288
Thomas Kovacik	-	2,000	10,288	-	-	-	-	12,288
Timothy Kasmoch	-	-	-	-	-	-	-	-
	$ -	$ 9,000	$ 47,142	$ -	$ -	$ -	$ -	$ 56,142

(1)	Represents $1,000 per regular meeting attended, paid in unregistered common stock at the equivalent value.

PROPOSAL 2 – ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) we are required to hold an advisory but non-binding vote on the compensation of our named executive officers as disclosed elsewhere in this Proxy Statement.  This proposal, commonly known as a “Say on Pay” proposal, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our 2012 executive compensation program and policies and the compensation paid to the named executive officers.

The primary objective of our compensation program, including our executive compensation program, is to attract, motivate, reward and retain qualified, energetic management talent to achieve both short-term and long-term corporate objectives and thereby increase stockholder value.

This proposal allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior year’s annual compensation to the named executive officers.  Your advisory, non-binding vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to improve the alignment of our executive compensation programs with the interests of our Company and our stockholders, and is consistent with our commitment to high standards of corporate governance.

We are asking our stockholders to indicate their support for our named executive officer compensation through the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2012, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, narrative discussion and related materials, in the Company’s proxy statement for its 2013 annual meeting is hereby approved.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Board.  It will not create or imply any additional fiduciary duty on the part of the Board and will not restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3 - ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also requires that stockholders have an opportunity to advise the Board of Directors about the frequency with which we should conduct an advisory vote with respect to our executive compensation as described in Proposal 2 in this Proxy Statement.  By voting on Proposal 3, stockholders may indicate whether they would prefer that we hold a “Say-on–Pay” vote every one, two or three years.  The advisory vote is non-binding, but the Board and the Compensation Committee will take into account the outcome of the vote when making future decisions about how often we conduct an advisory stockholder vote on our executive compensation.

Our compensation program is designed and administered by the Compensation Committee, which is composed entirely of independent directors and carefully considers many different factors in order to provide appropriate compensation for our executives.  While the Board believes they are in the best position to determine executive compensation, they appreciate and value stockholders’ views.  The Board has determined that an advisory vote on executive compensation every three years is the best approach for us based on a number of considerations, including the following:

•

a three-year cycle will provide investors sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcome of the Company;

•

many large stockholders rely on proxy advisory firms for vote recommendations.  We believe holding “Say on Pay” votes every three years, rather than annually, helps proxy advisory firms provide more detailed and thorough analyses and recommendations;

•

a three-year vote cycle gives the Board and the Compensation Committee sufficient time to thoughtfully respond to stockholders’ sentiments and to implement any necessary changes to our executive compensation policies and procedures;

•

the Board is available to engage in discussions with our stockholders on executive compensation during the period between shareholder votes.

We are presenting the following proposal which gives you as a stockholder the opportunity to inform the Company as to how often you wish the Company to include a proposal, similar to Proposal 2 in our Proxy Statement.

RESOLVED, that that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders should be held (i) every year,  (ii) every two years, or (iii) every three years.

Because the vote on this proposal is advisory in nature, it will not be binding on or overrule any decisions by the Board.  It will not create or imply any additional fiduciary duty on the part of the Board and will not restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" A VOTE TO CONDUCT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION AT THE ANNUAL MEETING OF STOCKHOLDERS “EVERY THREE YEARS” BEGINNING WITH THE 2013 ANNUAL MEETING.

PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The firm of UHY LLP served as independent auditors for the year ended December 31, 2012 and has been selected by us to serve as our independent auditors for the year ending December 31, 2013.  Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders.  If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the directors will consider the selection of another accounting firm.  If such a selection were made, it may not become effective until 2014 because of the difficulty and expense of making such a substitution.  A representative of UHY is expected to attend the Annual Meeting and therefore will be available to respond to appropriate questions at the Annual Meeting.

Audit Fees

Audit services of UHY LLP (“UHY”) included the audit of our annual financial statements for 2012 and 2011, and services related to quarterly filings with the SEC through the reporting period ended September 30 in each of those years.  Fees for these services totaled approximately $69,400 for 2012 and $68,500 for 2011.

Audit Related Fees

There were no fees billed for the years ended December 31, 2012 and December 31, 2011 for assurance and related services by UHY that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

There were no fees billed for the years ended December 31, 2011 and December 31, 2010 for professional services rendered by UHY for tax compliance, tax advice, and tax planning.

All Other Fees

There were no fees billed for the years ended December 31, 2012 and December 31, 2011 for professional services rendered by UHY for tax compliance, tax advice, and tax planning.

Although the Audit Committee Charter does not explicitly require it, the Audit Committee approves all engagements of outside auditors before any work is begun on the engagement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF UHY LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2013.

OTHER MATTERS

We are not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above.  If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We had outstanding 6,920,731 shares of Common Stock, $.01 par value per share, or the Common Stock, on June 10, 2013, which constitutes the only class of our outstanding voting securities.

Five Percent Stockholders

At June 10, 2013, the following were the only persons known to us to own beneficially more than 5% of the outstanding shares of Common Stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Common Stock
Common Stock	Timothy R. Kasmoch 312 Stryker Street Archbold, OH 43502	1,001,878 (1)	12.8%
Common Stock	VC Energy I, LLC 3900 Paradise Road, Suite U Las Vegas, NV 89169	800,000 (2)	10.9%
Common Stock	Cooke Family Trust 90 Grande Brook Circle, #1526 Wakefield, Rhode Island 02879	627,717 (3)	9.1%
Common Stock	Robert W. Bohmer 2339 St. Roberts Lane Toledo, OH 43617	519,388 (4)	7.0%
Common Stock	Carl Richard 3566 Hill River Drive Toledo, OH 43615	465,642 (5)	6.5%
Common Stock	Joseph Giulii 7030 Cardin Road Philadelphia, PA 19128	427,672 (6)	6.3%

1.

The shares attributed to Mr. Kasmoch include 111,378 shares of Common Stock, 70,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share and 820,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.25 to $3.27 per share.

2.

The shares attributed to VC Energy I, LLC include 400,000 shares owned beneficially and 400,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.  This information was derived from the Schedule 13G filed on July 8, 2010.

3.

The shares attributed to the Cooke Family Trust include 627,267 shares owned beneficially and 450 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.  This information was derived from the Schedule 13D Amendment #5 filed on May 10, 2010 by the Cooke Family Trust.

4.

The shares attributed to Mr. Bohmer include 6,388 shares of Common Stock, 493,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.25 to $3.27 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

5.

The shares attributed to Mr. Richard include 223,203 shares of Common Stock, 100,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and 142,439 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

6.

The shares attributed to Joseph Giulii include 362,672 shares owned beneficially and 65,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.  This information was derived from the Schedule 13G filed on January 17, 2013.

Security Ownership of Management

The following table sets forth, as of June 10, 2013, unless otherwise specified, certain information with respect to the beneficial ownership of our shares of Common Stock by each person who is our director, a nominee for the Board, each of the Named Executive Officers, and by our directors and executive officers as a group, and is calculated based on 6,920,731 shares of Common Stock outstanding on the record date.  Unless otherwise noted, each person has voting and investment power, with respect to all such shares.  Pursuant to the rules of the SEC, shares of Common Stock which a person has the right to acquire within 60 days of the record date pursuant to the exercise of stock options, warrants or other securities convertible into shares of our Common Stock are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	[1]	Percent of Class
Common Stock	Mark D. Hagans	106,823	[2]	1.52%
Common Stock	James H. Hartung	123,548	[3]	1.76%
Common Stock	Timothy R. Kasmoch	1,001,878	[4]	12.83%
Common Stock	Thomas L. Kovacik	115,298	[5]	1.64%
Common Stock	Carl Richard	465,642	[6]	6.50%
Common Stock	Joseph H. Scheib	314,422	[7]	4.43%
Common Stock	Robert W. Bohmer	519,388	[8]	6.99%
Common Stock	James K. McHugh	297,450	[9]	4.13%
Common Stock	All directors and executive officers as a group (8 persons)	2,944,449	[10]	31.50%

1.

Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

2.

Represents 7,638 shares of Common Stock owned by Mr. Hagans, 79,185 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.88 to $3.90 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

3.

Represents 4,612 shares of Common Stock owned by Mr. Hartung, 88,046 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.88 to $3.90 per share and 30,890 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

4.

Represents 111,378 shares of Common Stock owned by Mr. Kasmoch, 70,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share and 820,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.25 to $3.27 per share.

5.

Represents 3,798 shares of Common Stock owned by Mr. Kovacik, 91,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.88 to $3.90 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

6.

Represents 223,203 shares of Common Stock owned by Mr. Richard, 100,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and 142,439 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

7.

Represents 143,872 shares of Common Stock owned by Mr. Scheib, 96,250 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and 74,300 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

8.

Represents 6,388 shares of Common Stock owned by Mr. Bohmer, 493,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.25 to $3.27 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

9.

Represents 17,450 shares of Common Stock owned by Mr. McHugh, 260,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.25 to $3.27 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

10.

Represents 518,339 shares of Common Stock owned by the directors and officers, 2,028,481 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and a total of 397,629 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.00 per share.

EXECUTIVE OFFICERS OF THE COMPANY

Executive officers of the Company are appointed by the Board of Directors and hold office at the pleasure of the Board.  Set forth below is biographical and other information on the current executive officers of the Company.  Mr. Kasmoch also serves as a member of the Board and his biographical information is set forth above under the caption “Directors of the Company.”

Name	Age	Position
Timothy R. Kasmoch	51	President and Chief Executive Officer
Robert W. Bohmer	44	Executive Vice-President and General Counsel
James K. McHugh	54	Chief Financial Officer, Secretary and Treasurer

Robert W. Bohmer has been our Executive Vice-President and General Counsel since July 2007.  From 1996 until joining the Company, Mr. Bohmer had been a partner with the law firm of Watkins, Bates and Carey, LLP, Toledo, Ohio.  From 2005 through June 2007, Mr. Bohmer had served as general outside counsel to the Company.

James K. McHugh has served as our Chief Financial Officer, Secretary and Treasurer since January 1997.  Prior to that date, Mr. McHugh served the Company in various financial positions since April 1992, and was a key member of the team that took the Company public in 1993.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year End tables immediately below reflect the total compensation paid to our Chief Executive Officer, Executive Vice President and Chief Financial Officer during 2012 and 2011.  There were no other executive officers who were serving at the end of 2012 or 2011 and whose total compensation exceeded $100,000.  In May 2013 a portion of the compensation to the named executive officers relating to option grants was amended by reducing these grants in the amounts and for the reasons described elsewhere in this Proxy Statement under the heading “EXECUTIVE COMPENSATION - Amendments to Employment Agreements and Changes to Employee Stock Options”.

SUMMARY COMPENSATION TABLE

						Non-Equity	Nonqualified
						Incentive	Deferred	All
Name and Principal				Stock	Option	Plan	Compensation	Other
Position	Year	Salary (3)	Bonus	Awards (4)	Awards (5)	Compensation	Earnings	Compensation	Total
Timothy R. Kasmoch	2012	150,000	-	-	249,015	-	-	53,533	452,548
President and CEO (1)	2011	150,000	-	27,233	969,115	-	-	57,525	1,203,873

Robert W. Bohmer	2012	150,000	-	-	169,542	-	-	-	319,542
Exec. VP and Gen'l Counsel	2011	150,000	-	27,233	169,542	-	-	-	346,775

James K. McHugh	2012	125,000	-	-	52,982	-	-	399	178,381
Chief Financial Officer (2)	2011	125,000	-	27,233	52,982	-	-	399	205,614

(1)

For the “All Other Compensation” column, Mr. Kasmoch’s spouse was compensated in cash as an employee during 2012 and 2011 for $43,333 and $52,000, respectively, until her resignation effective October 31, 2012.  Additionally, Mr. Kasmoch was compensated in cash for the use of his personal vehicle for $10,200 and $5,525 for 2012 and 2011, respectively.  Approximately 10% of the 2012 amounts for both Mr. and Mrs. Kasmoch have been deferred and are expected to be paid in 2013.

(2)

For the “All Other Compensation” column, Mr. McHugh is taxed on the imputed benefit of a life insurance policy that benefits his personal beneficiary for one-half the face value of the policy and N-Viro International Corporation for the other one-half.

(3)

Starting in February 2012, all officers listed, in addition to Mr. Kasmoch’s spouse, voluntarily deferred 10% of their gross salary.  In December 2012, each officer elected to be paid approximately $2,500 of their deferred balance in unregistered common stock of the Company.  The balance of deferred compensation continues to be accrued and is expected to be paid in 2013.

(4)

The amounts included in the Stock Awards column include the aggregate fair value of stock warrants granted in 2011 computed in accordance with FASB ASC Topic 718.  We use the Black-Scholes model to measure the grant date fair value of stock warrants.

(5)

The amounts included in the Option Awards column include the aggregate fair value of options granted and/or expensed in the fiscal year computed in accordance with FASB ASC Topic 718.  We continue to use the Black-Scholes model to measure the grant date fair value of stock options.  For a discussion of the valuation assumptions used to value the options, see Note 5 to our Consolidated Financial Statements included in this annual report on Form 10-K for the fiscal year ended December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
								Equity	Equity
			Equity					Incentive	Incentive
			Incentive					Plan Awards:	Plan Awards:
			Plan				Market	# Unearned	Market or
	# of	# of	Awards:			# of	Value of	Shares,	Payout Value
	Securities	Securities	# Securities			Shares or	Shares or	Units or	of Unearned
	Underlying	Underlying	Underlying			Units of	Units of	Other Rights	Shares, Units
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Stock That	That Have	or Other Rights
	Options	Options	Unearned	Exercise	Expiration	Have Not	Have Not	Not	That Have
Name	Exercisable	Unexercisable	Options	Price	Date	Vested	Vested ($)	Vested	Not Vested ($)
Timothy R. Kasmoch	250,000	-	-	$ 2.00	12/30/16	-	$ -	-	$ -
Timothy R. Kasmoch	2,500	-	-	$ 1.70	2/15/16	-	$ -	-	$ -
Timothy R. Kasmoch	25,000	-	-	$ 1.94	7/11/19	-	$ -	-	$ -
Timothy R. Kasmoch	243,000	-	-	$ 2.23	7/22/19	-	$ -	-	$ -
Timothy R. Kasmoch	376,000	94,000	-	$ 3.27	3/18/20	-	$ -	-	$ -
Timothy R. Kasmoch	500,000	-	-	$ 1.63	8/10/21	-	$ -	-	$ -

Robert W. Bohmer	100,000	-	-	$ 2.80	6/13/17	-	$ -	-	$ -
Robert W. Bohmer	25,000	-	-	$ 1.94	7/11/19	-	$ -	-	$ -
Robert W. Bohmer	168,000	-	-	$ 2.23	7/22/19	-	$ -	-	$ -
Robert W. Bohmer	256,000	64,000	-	$ 3.27	3/18/20	-	$ -	-	$ -

James K. McHugh	12,000	-	-	$ 2.10	11/11/14	-	$ -	-	$ -
James K. McHugh	50,000	-	-	$ 2.00	12/31/16	-	$ -	-	$ -
James K. McHugh	25,000	-	-	$ 1.94	7/11/19	-	$ -	-	$ -
James K. McHugh	68,000	-	-	$ 2.23	7/22/19	-	$ -	-	$ -
James K. McHugh	80,000	20,000	-	$ 3.27	3/18/20	-	$ -	-	$ -

All options awards were made granted under the Company's current stock option plan described under the caption "Equity Compensation Plan Information."

Employment Agreements

Effective March 17, 2010, we entered into an Employment Agreement (the “Agreement”) with Timothy R. Kasmoch as our President and Chief Executive Officer, commencing February 26, 2010.  The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The agreement provides that Mr. Kasmoch is to receive an annual base salary of $150,000, subject to annual increase at the discretion of our Board of Directors.  In addition, Mr. Kasmoch is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of the Board of Directors.  Under the agreement, this determination is to be based upon the Board of Directors review of Mr. Kasmoch's performance.  The Agreement also provides for a stock option grant of 470,000 options that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan.  While employed with the Company, the Agreement allows Mr. Kasmoch to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the

Company’s Audit Committee.  The Employment Agreement permits Mr. Kasmoch to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.  A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.

Effective March 17, 2010, we entered into an Employment Agreement (the “Agreement”) with Robert W. Bohmer as our Executive Vice President and General Counsel, commencing February 26, 2010.  The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The Agreement provides that Mr. Bohmer is to receive an annual base salary of $150,000, subject to an annual increase at the discretion of our Board of Directors.  In addition, Mr. Bohmer is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of the Board of Directors.  Under the agreement, this determination is to be based upon the President/Chief Executive Officer’s and Board of Directors review of Mr. Bohmer's performance.  The Agreement also provides for a stock option grant of 320,000 options that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan.  While employed with the Company, the Agreement allows Mr. Bohmer to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company’s Audit Committee.  The Employment Agreement permits Mr. Bohmer to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.  A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.

Effective March 17, 2010, we entered into an Employment Agreement (the “Agreement”) with James K. McHugh to serve as the Company’s Chief Financial Officer commencing February 26, 2010.  The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The agreement provides that Mr. McHugh is to receive an annual base salary of $125,000, subject to annual increase at the discretion of the Board of Directors of the Company.  In addition, Mr. McHugh is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board of Directors.  Under the agreement, this determination is to be based upon the President/Chief Executive Officer’s and Board of Directors review of Mr. McHugh's performance.  The Agreement also provides for a stock option grant of 100,000 shares that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan.  While employed with the Company, the Agreement allows Mr. McHugh to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company’s Audit Committee.  The Employment Agreement permits Mr. McHugh to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.  A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.

Amendments to Employment Agreements and Changes to Employee Stock Options

At a meeting of the Board of Directors of the Company on May 10, 2013, the Board of Directors approved an amendment to the employment agreements of each of Messrs. Kasmoch, Bohmer and McHugh (each an “Amendment”) that modifies and reduces the stock option grants provided in each of their employment agreements under the Second Amended and Restated 2004 N-Viro International Corporation Stock Option Plan (the "2004 Plan").  In addition, Mr. Kasmoch’s Amendment modifies and reduces stock options granted to him in August of 2011 under the N-Viro International 2010 Stock Option Plan (the “2010 Plan”).  Other than the changes to option grants summarized below, no other changes were made to the respective employment agreements between each named executive officer and the Company.  We filed a copy of each such amendment as an exhibit to a Form 8-K filing we made on May 22, 2013.

On May 16, 2013, in connection and effective with their respective Amendments, the Board approved a grant of stock options to Messrs. Kasmoch, Bohmer and McHugh, which are immediately exercisable for shares of the Company's common stock.  The grants were made pursuant to both the 2004 Plan and the 2010 Plan.

The following table sets forth information about the stock option grants:

	2004 Plan			2010 Plan
Officer	Grants returned	Grants received - May 2013	Grants to receive - May 2014	Grants returned	Grants received - May 2013	Grants to receive - May 2014	Grants to receive - May 2015	Total Change
Timothy Kasmoch	(395,000)	25,000	25,000	(400,000)	100,000	100,000	100,000	(445,000)

Robert Bohmer	(245,000)	25,000	25,000	-	100,000	50,000	-	(45,000)

James McHugh	(40,000)	20,000	20,000	-	25,000	25,000	-	+ 50,000

All grants awarded on May 16, 2013 were priced at $1.25, the prior ten trading day average closing price of the Company’s common stock, in accordance with both the 2004 Plan and 2010 Plan.  Future grants required under each officer’s Amendment will be priced at the time of grant.

The awards to the officers were based on the recommendation of the Compensation Committee of the Board, which considered, among other things, each of the Officer’s willingness to accept a lower base compensation package.

In addition, the awards were part of the Compensation Committee’s response to the following: On January 23, 2013, our Board of Directors received a letter dated January 22, 2013 (the “Letter”) from  a New York City based law firm, on behalf of a stockholder of the Company.  The Letter alleged that certain option grants to certain of the Company’s executive officers in 2010 and 2011 exceeded annual amounts authorized under the Company’s 2004 and 2010 Option Plans (respectively, 25,000 options and 100,000 options, and together  the “Plan Limits”), and demanded the Board investigate these claims, and if correct, that the option grants be rescinded.  The letter also contained a request that the Company consider adopting certain unspecified corporate governance measures.  We notified our stockholders of this demand through a Form 8-K filing we made on January 29, 2013.

Subsequent to the Letter we formed an independent committee (the “Special Committee”) to investigate and report to the Board concerning the allegations in the Letter, and on April 24, 2013 counsel to the Special Committee sent a reply to the Letter.  The Special Committee stated that it believed the respective grants under the 2004 and 2010 Plans were permissible based on the wording of the Plans and earlier interpretations of counsel to the Company concerning the operation of the Plans including the legal authority of the Compensation Committee and the Board to waive the Plan Limits.

The Special Committee also said the decision to grant multi-year awards was in aid of securing the key officers of the Company for an extended period of time without incurring the obligation to pay larger, market-driven salaries.  The option awards were designed to retain key employees while providing upside for those officers if all of the shareholders benefitted through a higher per-share price.  The Special Committee noted that none of the options have been exercised, no financial benefit has inured to any of these officers, and consequently, the Company and its stockholders have not been harmed in any manner.

The Special Committee concluded that the Compensation Committee and the Board did not act improperly.  Nevertheless, in order to avoid potential litigation to interpret the Plans, the Special Committee recommended and the Board agreed to seek voluntary returns from the individual employees of a portion of their option grants that exceeded the Plan Limits and to adopt an interpretation that no future grant of an option would exceed the Plan Limits without stockholder approval, despite contrary language allowing that action in the Plans.  Accordingly, the Special Committee, the Compensation Committee and the named employees renegotiated their option grants such that (i) no grant in any single year exceeds the Plan Limits, and, (ii) each employee returned to the Company’s Option Plan the number of options by which his annual grant exceeded the Plan Limits for any single year.  The options returned were in excess of those issued using only the Plan Limits as the guideline.

Equity Compensation Plan Information

We maintain three stock option plans (two are able to issue new grants) for directors, executive officers and key employees or outside subcontractors.  The most recent plan (“2010 Plan”) was approved by the stockholders in August 2010.  The 2010 Plan authorizes the Board of Directors or a committee thereof, to grant awards of incentive stock options and non-qualified stock options for up to a maximum of 5,000,000 shares of Common Stock.  For all of the plans, the total number of options granted and outstanding as of June 10, 2013 was 2,195,981, and the number of options available for future issuance was 5,210,275.  Currently, all of the plans are administered by the Board of Directors via a committee.

THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE IN ANY PREVIOUS OR FUTURE DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY EXPRESSLY INCORPORATES SAID REPORTS BY REFERENCE IN ANY SUCH DOCUMENT.

COMPENSATION COMMITTEE REPORT

The following report was prepared by Thomas L. Kovacik and James H. Hartung as members of our Compensation Committee.

The compensation of our executive officers is determined by the Compensation Committee of the Board.

The Compensation Committee’s philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area.  This philosophy is intended to assist us in attracting, retaining and motivating executives with superior leadership and management abilities.  Consistent with this philosophy, the Compensation Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options.  The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

The Compensation Committee establishes salary recommendations to the Board at a level intended to be competitive with the average salaries of executive officers in comparable companies with adjustments made to reflect our financial health.  Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through individual performance and our performance.

Long-term incentives are provided through stock options granted under our Stock Option Plan.  The stock options represent an additional vehicle for aligning management’s and stockholders’ interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

The Compensation Committee, subject to any employment agreements in effect with the Company’s executive officers, reviews and recommends to the Board for approval the salaries, bonuses and long-term incentives of our officers, including its most highly compensated executive officers.  In addition, the Committee recommends to the Board the granting of stock options under our Stock Option Plan to executive officers and other selected employees, directors and to consultants, and otherwise administers our Stock Option Plan.

With respect to compensation of Timothy R. Kasmoch, our President and Chief Executive Officer, Mr. Kasmoch’s 2012 base salary was determined by his Employment Agreement with us dated March 17, 2010, which entitled him to an annual base salary of $150,000 over a period of five years.  See “Employment Agreements.”

With respect to compensation of Robert W. Bohmer, our Vice-President of Business Development and General Counsel, Mr. Bohmer’s 2012 base salary was determined by his Employment Agreement with us dated March 17, 2010, which entitled him to an annual base salary of $150,000 over a period of five years.  See “Employment Agreements.”

With respect to compensation of James K. McHugh, our Chief Financial Officer, Secretary and Treasurer, Mr. McHugh’s 2012 base salary was determined by his Employment Agreement with us dated March 17, 2010, which entitled him to an annual base salary of $125,000 over a period of five years.  See “Employment Agreements.”

The Compensation Committee is also responsible for recommending to the Board bonus amounts, if any, payable to Mr. Kasmoch, the Chief Executive Officer.  Any bonuses payable will be determined by the Compensation Committee, based on the same elements and factors relating to our other Executive Officers.

The Compensation Committee has not formulated any policy regarding qualifying compensation paid to our Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Compensation Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

The Compensation Committee has implemented a policy under which no option will be granted to any employee and/or executive officer of the Company under its 2004 or 2010 Option Plans unless the annual number of options to that one employee and/or executive officer does not exceed 25,000 options under the 2004 Plan or 100,000 options under the 2010 Plan.  Any proposed grant to exceed either of those limits shall require stockholder approval.

Thomas L. Kovacik

James H. Hartung

AUDIT COMMITTEE REPORT

The following report was prepared by Joseph Scheib and Mark Hagans, as members of our Audit Committee.

The Audit Committee oversees our financial reporting process on behalf of the Board.  The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting.  The Audit Committee discusses these matters with our independent auditors and with appropriate financial personnel and internal auditors.  The Audit Committee regularly meets privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management.  In addition, the Audit Committee reviews our financing plans and report recommendations to the full Board for approval and to authorize action.

Management has primary responsibility of our financial statements and the overall reporting process, including our system of internal controls.  The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

This year, the Audit Committee reviewed our audited financial statements and met with both management and UHY LLP, our independent auditors, to discuss those financial statements.  Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has received from and discussed with UHY LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  These items related to that firm’s independence from us.  The Audit Committee also discussed with UHY LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

Joseph H. Scheib

Mark D. Hagans

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During 2012 and 2011, we paid Terri Kasmoch, the spouse of President and Chief Executive Officer Timothy Kasmoch, as an employee for business development, web site and company media marketing and stock promotion efforts for the Company.  For more detail, see Footnote 4 to the Consolidated Financial Statements in Item 8, “Financial Statements and Supplementary Data” in our Form 10-K for the year ended December 31, 2012.

Director Independence

Although we are not subject to the listing requirements of any stock exchange, we are committed to a board in which a majority of our members consist of independent directors, as defined under the NASDAQ rules.  The Board has reviewed the independence of its members, applying the NASDAQ standards and considering other commercial, legal, accounting and familial relationships between the Directors and us.  The Board has determined that all of the Directors and director nominees are independent other than Mr. Kasmoch, who is not an independent Director by virtue of his current positions as our President and Chief Executive Officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, or SEC.  Copies of all filed reports are required to be furnished to us pursuant to Section 16(a).  Based solely on the reports received by us and on written representations from reporting persons, we believe that the current directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2012, with the following exceptions:

Mark Hagans was late filing a Form 4 (Statement of Changes of Beneficial Ownership of Securities) in connection with two separate sales of Common Stock on the open market that occurred between May 15 and May 18, 2012.  The Form 4 was filed on May 22, 2012.

Carl Richard was late filing a Form 4 in connection with two separate purchases of Common Stock on the open market that occurred between November 28 and November 30, 2012.  The Form 4 was filed on December 4, 2012.

STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder wishing to have a proposal considered for inclusion in our proxy solicitation material for the Annual Meeting of Stockholders to be held in 2014 must set forth such proposal in writing and file it with James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, no later than February 28, 2014, the date that is not less than 120 days before June 28, 2014.  Further, pursuant to Rule 14a-4, if a stockholder fails to notify us of a proposal before May 14, 2014, the date that is not less than 45 days before the one year anniversary after June 28, 2013 (the approximate mailing date of this proxy statement), such notice will be considered untimely and management proxies may use their discretionary voting authority to vote on any such proposal.

BY THE ORDER OF THE BOARD OF

DIRECTORS

/s/  James K. McHugh

James K. McHugh

Chief Financial Officer, Secretary and Treasurer

Appendix A

c/o Corporate Election Services

P. O. Box 1150

Pittsburgh, PA  15230

VOTE BY TELEPHONE
Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh PA 15230-1150.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

If you vote by internet or telephone, please do not send your proxy by mail.

à

Proxy card must be signed and dated below.

â  Please fold and detach card at perforation before mailing.  â

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 7, 2013.

Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the “Company”), hereby appoints Timothy R. Kasmoch and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the “Common Stock”), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on August 7, 2013 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse.  In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Dated:

Signature

Signature

Please sign exactly as your name appears to the left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in the full corporation name by President or other authorized officer.  If a partnership or limited liability company, please sign in partnership or company name by authorized person.

Proxy card must be signed and dated below.

â  Please fold and detach card at perforation before mailing.  â

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N-VIRO INTERNATIONAL CORPORATION                                                                               PROXY

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.  IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS I DIRECTORS, FOR PROPOSALS 2 & 4, AND FOR EVERY 3 YEARS ON PROPOSAL 3.

1.

To elect three Class I directors to serve for a term of two years and until their successors are elected and qualified:

     Nominees:

1.

Mark D. Hagans

☐ FOR

☐ AGAINST

☐ ABSTAIN

2.

Carl Richard

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.

Joseph H. Scheib

☐ FOR

☐ AGAINST

☐ ABSTAIN

2.

RESOLVED, that the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2012, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, narrative discussion and related materials, in the Company’s proxy statement for its 2013 annual meeting is hereby approved.

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.

RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders should be every year, every two years, or every three years:

☐ EVERY YEAR

☐ EVERY 2 YEARS

☐ EVERY 3 YEARS

     ☐ ABSTAIN

4.

To ratify the appointment of UHY LLP as independent auditors for the Company for 2013.

☐ FOR

☐ AGAINST

☐ ABSTAIN

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

☐ PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

Continued and to be signed and dated on the reverse side.